UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.                 )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐        Preliminary Proxy Statement

☐        Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))

☐        Definitive Proxy Statement

☒       Definitive Additional Materials

☐        Soliciting Material Under Rule 240.14a-12

Crown Castle International Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on 05/23/08.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

-	Notice and Proxy Statement

-	Annual Report on Form 10-K

To view this material, have the 12-digit Control #(s) available and visit: www.proxyvote.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below on or before 05/09/08.

To request material:    Internet: www.proxyvote.com    Telephone: 1-800-579-1639      **Email: sendmaterial@proxyvote.com

**If requesting material by e-mail please send a blank e-mail with the 12-digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

CROWN CASTLE INTERNATIONAL CORP.
Vote In Person

1220 AUGUSTA DRIVE, SUITE 500 HOUSTON, TX 77057

Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Vote By Mail

To vote by mail, follow the instructions above to request a paper copy of the proxy materials which will include a proxy card to vote your shares.

Meeting Location

The Annual Meeting for holders as of March 24, 2008

is to be held on May 23, 2008 at 9:00 A.M. Central Time

at:	Crown Castle International Corp.

1220 Augusta Drive

Suite 500 Houston,

TX 77057

Meeting Directions

To obtain directions to attend the Annual

Meeting and vote in person, please call

713-570-3000.

Voting items

The Board of Directors recommends a vote “FOR”

Proposals 1 and 2.

1.	To elect four Class I directors for a term of

three years.

Nominees:

01)	David C. Abrams
02)	Dale N. Hatfield
03)	Lee W. Hogan
04)	Robert F. McKenzie

2.	To approve ratification of the appointment of KPMG LLP as the Company’s independent registered public accountants for fiscal year 2008.

3.	In their discretion, the proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment thereof.